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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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Dawson Geophysical Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
PURPOSE OF MEETING
VOTING RIGHTS
ELECTION OF DIRECTORS
DIRECTORS AND EXECUTIVE OFFICERS
RETIRING DIRECTORS
MEETINGS AND COMMITTEES OF DIRECTORS
MANAGEMENT COMPENSATION
SUMMARY COMPENSATION TABLE
OPTION GRANTS DURING FISCAL YEAR 2004
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
REPORT OF THE AUDIT COMMITTEE
PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERSAND MANAGEMENT
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FEES PAID TO INDEPENDENT REGISTERED ACCOUNTING FIRM
STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING
OTHER MATTERS

DAWSON GEOPHYSICAL COMPANY
508 West Wall, Suite 800
Midland, TX 79701
432-684-3000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held January 25, 2005

TO THE STOCKHOLDERS:

     Notice is hereby given that the Annual Meeting of the Stockholders of Dawson Geophysical Company will be held at the Petroleum Club of Midland, 501 West Wall, Midland, Texas 79701 at 10:00 a.m. on January 25, 2005 for the following purposes:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to appoint KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005; and

3.	Considering all other matters as may properly come before the meeting.

     The Board of Directors has fixed the close of business on November 26, 2004, as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment or adjournments thereof.

     DATED this 3rd day of December, 2004.

BY ORDER OF THE BOARD OF DIRECTORS Christina W. Hagan, Secretary

IMPORTANT

Whether or not you expect to attend the meeting, you are urged to execute the accompanying proxy card, which requires no postage, and return it promptly. Any stockholder granting a proxy may revoke the same at any time prior to its exercise. Also, whether or not you grant a proxy, you may vote in person if you attend the meeting.

Dawson Geophysical Company

508 West Wall, Suite 800
Midland, Texas 79701

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

To Be Held Tuesday, January 25, 2005

SOLICITATION OF PROXY

     The accompanying proxy is solicited on behalf of the Board of Directors of Dawson Geophysical Company (the “Company”) for use at the Annual Meeting of Stockholders of the Company to be held on Tuesday, January 25, 2005, and at any adjournment or adjournments thereof. In addition to the use of the mails, proxies may be solicited by personal interview, telephone and telegraph by officers, directors and other employees of the Company, who will not receive additional compensation for such services. The Company may also request brokerage houses, nominees, custodians and fiduciaries to forward the soliciting material to the beneficial owners of stock held of record and will reimburse such persons for forwarding such material. The Company will bear the cost of this solicitation of proxies. Such costs are expected to be nominal. Proxy solicitation will commence with the mailing of this Proxy Statement on or about December 10, 2004.

     Any stockholder giving a proxy has the power to revoke the same at any time prior to its exercise by executing a subsequent proxy or by written notice to the Secretary of the Company or by attending the meeting and withdrawing the proxy.

PURPOSE OF MEETING

     As stated in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, the business to be conducted and the matters to be considered and acted upon at the annual meeting are as follows:

1.	Electing Directors of the Company;

2.	Considering and voting upon a proposal to appoint KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005; and

3.	Considering all other matters as may properly come before the meeting.

VOTING RIGHTS

     The voting securities of the Company consist solely of common stock, par value $0.33 1/3 per share (“Common Stock”).

     The record date for stockholders entitled to notice of and to vote at the meeting is the close of business on November 26, 2004, at which time the Company had outstanding and entitled to vote at the meeting 5,638,044 shares of Common Stock. Stockholders are entitled to one vote, in person or by proxy, for each share of Common Stock held in their name on the record date.

     Stockholders representing a majority of the Common Stock outstanding and entitled to vote must be present or represented by proxy to constitute a quorum.

     The election of directors will require the affirmative vote of a majority of the Common Stock present or represented by proxy at the meeting and entitled to vote thereon. Cumulative voting for directors is not authorized.

     Abstentions and broker non-votes (shares held by brokers or nominees as to which they have no discretionary power to vote on a particular matter and have received no instructions from the beneficial owners of such shares or persons entitled to vote on the matter) will be counted for the purpose of determining whether a quorum is present. Abstentions are counted in tabulations of votes cast on proposals submitted to stockholders to determine the total number of votes cast. Abstentions are not counted as votes for or against any such proposal. Broker non-votes are not counted as votes cast for purposes of determining whether a proposal has been approved and will have no effect on the vote for any matter properly introduced at the Annual Meeting.

     If the enclosed Proxy is properly executed and returned prior to the Annual Meeting, the shares represented thereby will be voted as specified therein. IF A SHAREHOLDER DOES NOT SPECIFY OTHERWISE ON THE RETURNED PROXY, THE SHARES REPRESENTED BY THE SHAREHOLDER’S PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED BELOW UNDER “ELECTION OF DIRECTORS”, FOR THE APPOINTMENT OF KPMG LLP, AND ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS THEREOF.

ELECTION OF DIRECTORS

     At the Annual Meeting to be held on January 25, 2005, five persons are to be elected to serve on the Board of Directors for a term of one year and until their successors are duly elected and qualified. All of the nominees have announced that they are available for election to the Board of Directors. The Company’s nominees for the five directorships are:

Paul H. Brown	Stephen C. Jumper
L. Decker Dawson	Tim C. Thompson
Gary M. Hoover

For information about each nominee, see “Directors and Executive Officers.”

DIRECTORS AND EXECUTIVE OFFICERS

     The Board of Directors currently consists of four persons who are employees of the Company and five persons who are not employees of the Company (ie., outside directors). The Board of Directors has determined that each of these five outside directors, namely Messrs. Brown, Clements, Hoover, Murphy, and Thompson, are independent in accordance with NASDAQ rules and under the Exchange Act. The Board of Directors has authorized a reduction in the size of the Board to five members, effective January 25, 2005, as permitted by the Company’s Bylaws. Calvin J. Clements and Matthew P. Murphy are retiring from the Board of Directors effective as of the date of the Annual Meeting. Howell W. Pardue and C. Ray Tobias are expected to continue to serve as executive officers of the Company; however they are not nominated as directors due to the reduction in the size of the Board to five members. Set forth below are the names, ages and positions of the Company’s executive officers and nominees for Director.

Name	Age	Position
L. Decker Dawson	84	Chairman of the Board of Directors and
		Chief Executive Officer
Stephen C. Jumper	43	President, Chief Operating
		Officer and Director
Howell W. Pardue	68	Executive Vice President
C. Ray Tobias	47	Executive Vice President
Christina W. Hagan	49	Executive Vice President, Secretary and
		Chief Financial Officer
Edward L. Huff	67	Senior Vice President
Frank D. Brown	49	Vice President
K.S. Forsdick	53	Vice President
A. Mark Nelson	44	Vice President
Paul H. Brown	73	Director
Gary M. Hoover, Ph.D.	64	Director
Tim C. Thompson	70	Director

     The Board of Directors elects executive officers annually. Executive officers hold office until their successors are elected and have qualified.

     Set forth below are descriptions of the principal occupations during at least the past five years of the Company’s executive officers and nominees for director.

     L. Decker Dawson. Mr. Dawson founded the Company in 1952. He served as President of the Company until being elected as Chairman of the Board of Directors and Chief Executive Officer in January 2001. Prior to 1952, Mr. Dawson was a geophysicist with Republic Exploration Company, a geophysical company. Mr. Dawson served as President of the Society of Exploration Geophysicists (1989-1990), received its EnterpriseAward in 1997, and was awarded honorary membership in 2002. He was Chairman of the Board of Directors of the International Association of Geophysical Contractors in 1981 and is an honorary life member of such association. He was inducted into the Permian Basin Petroleum Museum’s Hall of Fame in 1997.

     Stephen C. Jumper. Mr. Jumper, a geophysicist,joined the Company in 1985,was elected Vice President of Technical Services in September 1997, and was subsequently elected President, Chief Operating Officer and Director in January 2001. Prior to 1997, Mr. Jumper served the Company as manager of technical services with an emphasis on 3-D processing. Mr. Jumper has served the Permian Basin Geophysical Society as Second Vice President (1991), First Vice President (1992), and as President (1993).

     Howell W. Pardue. Mr. Pardue joined the Company in 1976 as Vice President of Data Processing and Director. Mr. Pardue was elected Executive Vice President of Data Processing in 1997. Prior to joining the Company, Mr. Pardue was employed in data processing for 17 years by Geosource, Inc. and its predecessor geophysical company.

     C. Ray Tobias. Mr. Tobias joined the Company in 1990, and was elected Vice President in September 1997 and Executive Vice President and Director in January 2001. Mr. Tobias supervises client relationships and survey cost quotations to clients. He has served on the Board of Directors of the International Association of Geophysical Contractors and is Past President of the Permian Basin Geophysical Society. Prior to joining the Company, Mr. Tobias was employed by Geo-Search Corporation where he was an operations supervisor.

     Christina W. Hagan. Ms. Hagan joined the Company in 1988, and was elected Chief Financial Officer and Vice President in 1997 and Senior Vice President and Secretary in January 2003. In January 2004, Ms. Hagan was elected as Executive Vice President. Prior thereto, Ms. Hagan served the Company as Controller and Treasurer. Ms. Hagan is a certified public accountant.

     Edward L. Huff. Mr. Huff joined the Company in 1956, and was elected Vice President in September 1997 and Senior Vice President in January 2004. Prior to election as Vice President, Mr. Huff served as instrument operator, crew manager and field supervisor for the Company. He has managed the Company’s field operations since 1987.

     Frank D. Brown. Mr. Brown, a geophysicist,joined the Company in 1988 and was elected Vice President in January 2001. Mr. Brown is responsible for client relationships and submitting survey cost quotations as well as providing survey design services to clients. He is a past President of the Permian Basin Geophysical Society. Mr. Brown currently serves as Chairman of the Society of Exploration Geophysicists Continuing Education Committee. Prior to joining the Company, Mr. Brown was employed by Permian Exploration Corporation as a geophysicist responsible for acquisition and interpretation projects.

     K.S. Forsdick. Mr. Forsdick joined the Company in 1993 and was elected Vice President in January 2001. Mr. Forsdick is responsible for soliciting, designing and bidding seismic surveys for prospective clients. Prior to joining the Company, Mr. Forsdick was employed by Grant Geophysical Company and Western Geophysical Company and was responsible for marketing and managing land and marine seismic surveys for domestic and international operations. He has served on the Governmental Affairs Committee of the International Association of Geophysical Contractors.

     A. Mark Nelson. Mr. Nelson joined the Company in 1993 and was elected Vice President in January 2004. Mr. Nelson has over twenty five years of seismic experience, holds a masters degree in Environmental Science and is a registered environmental professional. He has also served as the Chairman of the Health, Safety and Environmental Committee of the International Association of Geophysical Contractors, is a member of the National Registry of Environmental Professionals and of the American Society of Safety Engineers.

     Paul H. Brown.* Mr. Brown has served the Company as a director since September 1999. Mr. Brown, an independent management consultant with various companies since May 1998, was President and Chief Executive Officer at WEDGE Energy Group, Inc. from January 1985 to May 1998.

     Gary M. Hoover, Ph.D.* Dr. Hoover has served the Company as a director since December 2002. Dr. Hoover, prior to his retirement in October 2002, was Senior Principal Geophysicist with Phillips Petroleum Company. His responsibilities for the previous ten years with Phillips included geophysical research management, geoscience technology coordination, exploration and production technology consultation and active research into new seismic data acquisition techniques. Dr. Hoover served as Vice President of the Society of Exploration Geophysicists (1990-1991) and received its Life Membership Award in 2000. Dr. Hoover holds a doctorate in physics from Kansas State University.

     Tim C. Thompson.* Mr. Thompson has served the Company as director since 1995. Mr. Thompson, an independent management consultant with various companies since May 1993, was President and Chief Executive Officer of Production Technologies International, Inc. from November 1989 to May 1993.

RETIRING DIRECTORS

     Calvin J. Clements.* Mr. Clements has served the Company as a director since 1972. Prior thereto and until his retirement in 1987, Mr. Clements was employed by the Company as vice president of data acquisition operations.

     Matthew P. Murphy.* Mr. Murphy has served the Company as a director since 1993. Until his retirement in 1991, Mr. Murphy was employed as an executive of NCNB Texas, now known as Bank of America (and predecessor banks), and from 1986 to 1991, Mr. Murphy served the bank as District Director-West Texas.

     In addition to these retiring directors, Howell W. Pardue and C. Ray Tobias have not been nominated to serve as Directors to maintain a majority of outside directors. Mr. Pardue and Mr. Tobias remain Executive Vice Presidents of the Company.

* Indicates independence has been determined by the Board of Directors in accordance with NASDAQ rules.

MEETINGS AND COMMITTEES OF DIRECTORS

     During the fiscal year ended September 30, 2004, the Board of Directors held four meetings. All of the Directors attended these meeting, except that two members of the Board of Directors were absent from one meeting each.

     Audit Committee. The Audit Committee is a standing committee of the Board of Directors and currently consists of Messrs. Clements, Hoover, Murphy and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and the Exchange Act. The Board of Directors has determined that Mr. Murphy, who currently serves as the Chairman of the Audit Committee, is an “audit committee financial expert” (as that term is defined under the applicable SEC rules and regulations) based on the Board’s qualitative assessment of Mr. Murphy’s level of knowledge, experience and formal education. The functions of the Audit Committee are to determine whether management has established internal controls which are sound, adequate and working effectively; to ascertain whether the Company’s assets are verified and safeguarded; to review and approve external audits; to review audit fees and appointment of the Company’s independent public accountants; and to review non-audit services provided by the independent public accountants. The Audit Committee held six meetings during the fiscal year ended September 30, 2004. All members of the Audit committee attended these meetings, except that Mr. Murphy was absent from one meeting and Mr. Hoover was absent from two meetings. The Audit Committee operates under a written charter adopted and approved by the Board of Directors, a copy of which is attached hereto as Exhibit A. The report of the Audit Committee for fiscal year 2004 is included in this proxy statement on page 7.

     Following the election of Directors at the Annual Meeting, the reduction of the number of Directors of the Company and the retirement of Mr. Murphy and Mr. Clements, the Audit Committee will be composed of the three independent, non-employee members of the Board of Directors, currently anticipated to be Messrs. Brown, Hoover and Thompson. Immediately following the election of directors, the Board intends to name one of such three individuals as the “audit committee financial expert” in accordance with applicable SEC rules and regulations and Nasdaq listing standards.

     Compensation Committee. The Compensation Committee currently consists of Messrs. Brown, Clements, Murphy and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and the Exchange Act. The primary function of the Compensation Committee is to determine compensation for the officers of the Company that is competitive and enables the Company to motivate and retain the talent needed to lead and grow the Company’s business. The Compensation Committee held two meetings during the fiscal year ended September 30, 2004. All members of the Compensation Committee attended such meetings. The report of the Compensation Committee for fiscal year 2004 is included in this proxy statement on page 7.

     The Compensation Committee currently operates under a written charter adopted and approved by the Board of Directors on December 3, 2004, a copy of which is attached hereto as Exhibit B. Following the election of Directors at the Annual Meeting, the reduction of the number of Directors of the Company and the retirement of Mr. Murphy and Mr. Clements, the Compensation Committee will be composed of the three independent, non-employee members of the Board of Directors, currently anticipated to be Messrs. Brown, Hoover and Thompson.

     Nominating Committee. The Nominating Committee currently consists of Messrs. Brown, Clements, Hoover, Murphy and Thompson, all of whom are non-employee directors and “independent” as defined in Rule 4200(a)(15) of the National Association of Securities Dealers listing standards and the Exchange Act. The Nominating Committee held one meeting during the fiscal year ended September 30, 2004, at which all members of the Nominating Committee were present. The primary function of the Nominating Committee is to determine the slate of Director nominees for election to the Company’s Board of Directors. The Nominating Committee considers candidates recommended by security holders, directors, officers and outside sources and considers criteria such as business experience, ethical standards and personal qualifications in evaluating all such nominees. In accordance with Article 11, Section 13 of the Company’s Bylaws, stockholders who wish to have their nominees for election to the Board of Directors considered by the Nominating Committee must submit such nomination to the Secretary of the Company for receipt not less than 80 days prior to the date of the next Annual Meeting of stockholders and include (i) the name and address of the stockholder making the nomination, (ii) information regarding such nominee as would be required to be included in the proxy statement, (iii) a representation of the stockholder as to the class and number of shares of the Company’s stock that are beneficially owned by such stockholder, and the stockholder’s intent to appear in person or by proxy at the meeting to propose such nomination, and (iv) the written consent of the nominee to serve as a director if so elected.

     The Nominating Committee currently operates under a written charter adopted and approved by the Board of Directors on December 3, 2004, a copy of which is attached hereto as Exhibit C. Following the election of Directors at the Annual Meeting, the reduction of the number of Directors of the Company and the retirement of Mr. Murphy and Mr. Clements, the Nominating Committee will be composed of the three independent, non- employee members of the Board of Directors, currently anticipated to be Messrs. Brown, Hoover and Thompson.

MANAGEMENT COMPENSATION

     The compensation levels of the Company are believed to be competitive and in line with those of comparable companies and to align the interests of the Company’s employees with those of its stockholders through potential stock ownership.

SUMMARY COMPENSATION TABLE

     The following table sets forth certain information concerning the annual and long-term compensation paid to or for (i) the Company’s Chief Executive Officer and (ii) those of the Company’s four other most highly compensated executive officers whose total annual salary and bonus exceeded $100,000 in fiscal year 2004 (collectively, the “Named Officers”), for services rendered to the Company during fiscal years 2002, 2003 and 2004.

					Long Term
					Compensation
		Annual Compensation			Awards
					Securities
					Underlying
	Fiscal			Other Annual	Options
Name and Principal Position	Year	Salary	Bonus (1)	Compensation	(no. of shares)
L. Decker Dawson	2004	$102,000	$—	$—	—
Chief Executive Officer	2003	96,755	11,111	—	—
	2002	85,500	23,044	—	—

Stephen C. Jumper	2004	$175,000	$—	$—	10,000
President, Chief Operating	2003	163,353	11,111	—	10,000
Officer	2002	140,250	23,044	—	10,000

Howell W. Pardue	2004	$125,000	$—	$—	10,000
Executive Vice President	2003	117,987	9,259	—	10,000
	2002	102,750	19,203	—	5,000

C. Ray Tobias	2004	$125,000	$—	$—	10,000
Executive Vice President	2003	117,987	9,259	—	10,000
	2002	102,750	19,203	—	5,000

Christina W. Hagan	2004	$114,615	$—	$—	10,000
Executive Vice President	2003	91,538	7,407	—	10,000
	2002	85,000	15,368	—	5,000

(1)	Any bonus that might be paid for fiscal 2004 is not yet calculable and, in accordance with Securities and Exchange Commission regulations, will be reported in the proxy statement for the annual meeting of stockholders for fiscal 2005.

     The following table sets forth the number of options granted during the fiscal year ended September 30,2004 to the Named Officers to purchase shares of Common Stock and the potential realizable value of those options.

OPTION GRANTS DURING FISCAL YEAR 2004

		Individual Grants (1)			Potential Realizable
					Value at Assumed
					Annual Rates of
					Stock Price
					Appreciation for
					Option Term (2)
	Number of	% of Total
	Securities	Options	Exercise
	Underlying	Granted to	or Base
	Options	Employees in	Price	Expiration
Name	Granted (3)	Fiscal Year	($/share)	Date	5% ($)	10%($)
Stephen C. Jumper	10,000	25.0%	7.06	10/28/2008	179,822	232,176
Howell W. Pardue	5,000	12.5%	7.06	10/28/2008	89,911	116,088
C. Ray Tobias	5,000	12.5%	7.06	10/28/2008	89,911	116,088
Christina W. Hagan	5,000	12.5%	7.06	10/28/2008	89,911	116,088

(1)	No options were granted to Mr. Dawson during fiscal year 2004.

(2)	The amounts in these columns are the result of calculations at the 5% and 10% rates set by the Securities and Exchange Commission and are not intended to forecast possible future appreciation, if any, of our stock price. The actual value realized will depend on the difference between the market value of the Common Stock on the date the option is exercised and the exercise price.

(3)	The options vest and become exercisable ratably over four years (25% per year) beginning on the first anniversary of the date of grant.

     The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the fiscal year ended September 30, 2004, and unexercised options held at September 30, 2004 by each of the Named Officers.

AGGREGATED OPTION EXERCISES IN FISCAL YEAR 2004
AND FISCAL YEAR-END OPTION VALUES

Value of
			Number of	Unexercised
			Unexercised	In-the-Money
			Options at	Options at
			9/30/04	9/30/04 (1)
Exercisable/
	Shares Acquired	Value	Unexercisable	Exercisable/
Name (2)	on Exercise	Realized	(no. of shares)	Unexercisable
Stephen C. Jumper	25,000	$162,500	15,000/25,000	$114,932/$168,332
Howell W. Pardue	—	—	15,000/20,000	$114,932/$133,032
C. Ray Tobias	40,000	$277,432	0/20,000	$0/$133,032
Christina W. Hagan	5,000	$32,500	15,000/20,000	$114,932/$133,032

(1)	The closing price per share on September 30, 2004, was $20.92 as reported by the Nasdaq National Market.

(2)	Mr. Dawson does not hold any options to purchase shares of the Company’s Common Stock.

     Defined Benefit Plans and Other Arrangements. Long-term incentive compensation for senior executive officers is not a policy of the Company. Accordingly, no awards or payouts have been made. The Company has no retirement or pension plan except for its 401(k) Plan and its Incentive Stock Option Plans. These plans are described below.

     Directors who are not also employees of the Company receive $1,000 per month and 500 shares of Common Stock per year for serving as directors.

Compensation Plans

     Stock Option Plans. Dawson Geophysical Company has reserved a total of 500,000 shares of its Common Stock for issuance as restricted stock and pursuant to stock options granted under its 2000 Incentive Stock Plan (the “2000 Plan”). The 2000 Plan is administered by the Company’s Compensation Committee. The 2000 Plan provides that up to a total of 50,000 of such shares authorized for issuance may be awarded and issued as restricted stock to key employees, officers and non-employee members of the Board of Directors of the Company with or without payment therefor. The remainder of such shares, and any shares not issued pursuant to stock grants, may be issued to officers and key employees of the Company pursuant to stock options granted under the 2000 Plan. Options under the 2000 Plan are granted at an exercise price not less than the market price of the Company’s stock on the date of grant. Each option granted is exercisable after the period or periods specified in the individual option agreement, but prior to the expiration of five years after the date of grant. Commencing one year after the date of grant, optionees generally may purchase up to one-fourth of the shares covered by a particular grant, and each option grant becomes exercisable with respect to an additional one-fourth of the shares covered in each of the next three anniverseries of the date of grant. The 2000 Plan covers a ten-year period and expires on January 12, 2009.

     The Dawson Geophysical Company 2004 Incentive Stock Plan (the “2004 Plan”) provides for the award of stock grants and options to purchase up to 375,000 shares of the Company’s Common Stock. The 2004 Plan is administered by the Company’s Compensation Committee. In the discretion of the Compensation Committee, up to 250,000 of the shares reserved for issuance under the 2004 Plan may be the subject of stock grants, of which 125,000 shares may be granted with certain restrictions and 125,000 shares may be granted without restrictions. Such stock grants may be awarded to officers, directors and employees of the Company, with or without payment therefor, and would reduce the total number of shares available for issuance pursuant to stock options under the 2004 Plan. The terms of the stock options granted under the 2004 Plan are similar to those of the Company’s 2000 Plan described above. The term of the 2004 Plan is five years from the date of its adoption, such that the 2004 Plan expires January 27, 2009.

     During the fiscal year ended 2004, 137,500 shares of the Common Stock were issued pursuant to the exercise of options granted under the 2000 Plan. During fiscal 2004, options to purchase an aggregate of 40,000 shares of common stock were granted to employees of the Company under the 2000 Plan. As of September 30, 2004, the total number of outstanding options under the Company’s 2000 Plan and 2004 Plan was 227,000.

     401(k) Plan. Effective January 1, 2002, the Company initiated a 401(k) plan as part of its employee benefits package in order to retain quality personnel. During fiscal year 2004, the Company elected to match 100% of employee contributions up to a maximum of 5% of the participant’s gross salary. The Company’s matching contributions for the fiscal year ended 2004 were approximately $438,000.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

To the Stockholders of Dawson Geophysical Company:

     The Company’s Compensation Committee makes recommendations regarding compensation of the Company’s executive officers, including the CEO, subject to approval of the entire Board of Directors.

     Compensation for executive officers is based on the principle that compensation must be competitive to enable the Company to motivate and retain the talent needed to lead and grow the Company’s business, and to provide rewards which are closely linked to the Company and individual performance.

     Executive compensation for all executive officers, including the CEO, is based on performance against a combination of financial and non-financial measures. In addition to business results, employees are expected to uphold a commitment to integrity, maximize the development of each individual, and continue to improve the environmental quality of the Company’s services and operations. In upholding these financial and non-financial objectives, executives not only contribute to their own success, but also help ensure that the business, employees, stockholders and communities in which we live and work will prosper.

November 26, 2004	Compensation Committee
Tim C. Thompson
Paul H. Brown
Calvin C. Clements
Matthew P. Murphy

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended 2004, the Compensation Committee was composed of Messrs. P. Brown, Clements, Murphy and Thompson. No member of the Compensation Committee was an officer or employee of the Company. None of the Company’s executive officers served on the board of directors or the compensation committee of any other entity, for which any officers of such other entity served either on our Board of Directors or our Compensation Committee.

REPORT OF THE AUDIT COMMITTEE

To the Stockholders of Dawson Geophysical Company:

     It is the responsibility of the members of the Audit Committee to contribute to the reliability of the Company’s Financial Statements. In keeping with this goal, the Board of Directors adopted a written charter (attached to this Proxy Statement as Exhibit A) to govern the Audit Committee. The Audit Committee is satisfied with the adequacy of the charter based upon its evaluation of the charter during fiscal 2004. The Audit Committee met six times during fiscal 2004. The members of the Audit Committee are independent directors.

     The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. It has also discussed with the independent auditors the matters required to be discussed by Statement on Accounting Standards No. 61, Communication with Audit Committees, as amended, by the Auditing Standards Board of the American Institute of Certified Public Accountants. Additionally, the Audit Committee has received the written disclosures and the letter from the independent accountants at KPMG LLP, as required by Independent Standards Board Standard No. 1 , Independence Discussions with Audit Committees, and has discussed with the independent accountants that firm’s independence from the Company and its management. The Audit Committee has concluded that non-audit services provided by KPMG LLP do not result in conflict in maintaining that firm’s independence.

     Audit fees billed to the Company by KPMG LLP during the Company’s 2004 fiscal year for the audit of the Company’s annual financial statements and the review of those financial statements included in the Company’s quarterly reports of Form 10-Q totaled approximately $66,500. The Company was billed approximately $8,625 by KPMG LLP for tax related services. The Company has obtained no other services from KPMG LLP.

Approximately $17,297 has been billed to the Company by Johnson, Miller and Company for issues related to the Sarbanes-Oxley legislation during the Company’s 2004 fiscal year

     Based on reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements for fiscal 2004 be included in the Company’s Annual Report on Form 10-K.

November 26, 2004	Audit Committee
Matthew P. Murphy
Calvin C. Clements
Gary M. Hoover
Tim C. Thompson

PERFORMANCE GRAPH

     The following graph compares the five-year cumulative total return of the Company’s Common Stock as compared with the S&P 500 Stock Index and a peer group made up of companies in the Value-Line Oilfield Services Industry Index. The Oilfield Services Index consists of far larger companies that perform a variety of services as compared to land-based acquisition and processing of seismic data performed by the Company.

Comparison of 5 Year Cumulative Total Return*
Among Dawson Geophysical Company, the S & P 500 Index
and the Value Line Oilfield Services Index

250 200 =150 — D0LLARS 100 = 50 = 0 ’ . . . . . . 9/99 9/00 910 1 9/02 9/03 9/04 DAWSON GEOPHYSICAL.COMPANY IS&P500 VALUE LINE OILFIELD SERVICES

*	$100 invested on 9/30/99 in stock or index-including reinvestment of dividends. Fiscal year ending Sept. 30.

SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock, as of November 26, 2004, by each of the Company’s Directors and executive officers, by all executive officers and Directors of the Company as a group, and by each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s outstanding Common Stock.

	Amount and Nature of
Name of Beneficial Owner	Beneficial Ownership		Percent of Class (1)
BENEFICIAL OWNERS OF MORE THAN 5% OF OUR COMMON STOCK
Beddow Capital Management, Inc.	563,923	(2)	10.00%
250 Healdsburg Avenue, Suite 202
Healdsburg, California 95448
Royce & Associates LLC	443,300	(3)	7.86%
401 wood street, suite 1300
Pittsburg Pennsylvania 15222
Quaker Capital Management Corporation	440,482	(4)	7.81%
10100 Santa Monica Boulevard, Suite 1200
Los Angeles, California 90067
Bjurman, Barry & Associates	351,100	(5)	6.23%
10100 Santa Monica Boulevard, Suite 1200
Los Angeles, California 90067
Athena Capital Management, Inc.	313,000	(6)	5.55%
200 Barr Harbor Drive, Suite 222
Conshohocken, Pennsylvania 19428
Dimensional Fluid Advisors Inc.	291,900	(7)	5.18%
1299 Ocean avenue, 11th Floor
Santa Monica, California 90401
Gilder, Gagnon, Howe & Co. LLC	285,684	(8)	5.07%
1775 Broadway, 26th Floor
New York, New York 10019
SECURITY OWNERSHIP OF MANAGEMENT
L. Decker Dawson	408,192		7.24%
Christina W. Hagan	48,399	(9) (10)	*
Howell W. Pardue	45,750	(9) (10)	*
Stephen C. Jumper	45,308	(9) (10)	*
Calvin J. Clements	30,126		*
C. Ray Tobias	25,775	(10)	*
K.S. Forsdick	7,250	(9) (10)	*
Tim C. Thompson	5,500		*
Edward L Huff	4,756	(10)	*
A. Mark Nelson	4,641	(10)	*
Matthew P. Murphy	4,500		*
Frank D. Brown	3,754	(10)	*
Paul H. Brown	3,500		*
Gary M. Hoover	1,000		*
All directors and executive officers as a group (14 persons)	638,451	(9) (10)	11.32%

*	Indicates less than 1% of the outstanding shares of Common Stock.

(1)	As of November 26, 2004, there were 5,638,044 shares of Common Stock issued and outstanding. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to all shares listed.

(2)	Based on a Schedule 13G (Amendment No. 1) dated February 9, 2004 filed by Beddow Capital Management

Incorporated with the Securities and Exchange Commission. Beddow Capital Management Incorporated reports that it has sole voting power and shared investment power with respect to 563,923 shares.

(3)	Based on a Form 13F-HR for the period ended September 30, 2004 filed by Royce & Associates, LLC with the Securities and Exchange Commission on November 10, 2004. Royce & Associates, LLC reports that it has sole voting power and sole investment power with respect to 443,300 shares.

(4)	Based on a Schedule 13G (Amendment No. 5) dated February 13, 2004 filed by Quaker Capital Management Corporation. Quaker Capital Management Corporation reports that it has shared voting power and shared investment power with respect to 440,482 shares.

(5)	Based on a Form 13F-HR for the period ended September 30, 2004 filed by Bjurman, Barry & Associates with the Securities and Exchange Commission on November 12, 2004. Bjurman, Barry & Associates reports that it has sole voting power with respect to 275,600 shares, no voting power with respect to the remaining shares and sole investment power with respect to 351,100 shares.

(6)	Based on a Schedule 13G dated February 4, 2004 filed by Athena Capital Management, Inc. The filing is made jointly with Minerva Group, LP and David P. Cohen. Athena Capital Management, Inc. reports that it has shared voting power and shared investment power with respect to 183,700 shares and that Minerva Group, LP has sole voting power and sole investment power with respect to 129,300 shares. The filing indicates that David P. Cohen beneficially owns 313,000 shares (including the shares beneficially owned by Athena Capital Management, Inc. and Minerva Group, LP).

(7)	Based on a Schedule 13G (Amendment) dated February 6, 2004 filed by Dimensional Fund Advisors Inc. Dimensional Fund Advisors Inc. reports that has sole voting power and sole investment power with respect to 291,900 shares.

(8)	Based on a Schedule 13G dated November 10, 2004 filed by Gilder, Gagnon, Howe & Co. LLC with the Securities and Exchange Commission. Gilder, Gagnon, Howe and Co. LLC reports that it has sole voting power with respect to 6,895 shares, no voting power with respect to the remaining shares and shared investment power with respect to 285,684 shares.

(9)	Includes shares attributable to Common Stock not outstanding but subject to currently exercisable options, as follows: Mr. Jumper — 15,000 shares; Ms. Hagan — 15,000 shares; Mr. Pardue — 15,000 shares; Mr. Forsdick — 3,750 shares.

(10)	Includes shares attributable to Common Stock not outstanding, but subject to options exercisable within sixty days of the record date, as follows: Mr. Jumper — 5,000 shares; Ms. Hagan — 3,750 shares; Mr. Pardue — 3,750 shares; Mr. Tobias — 3,750 shares; Mr. Huff — 3,750 shares; Mr. Forsdick — 2,500 shares; Mr. F. Brown — 2,500 shares; Mr. Nelson — 1,250 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company’s directors and officers, and persons who own more than 10 percent of the Company’s outstanding Common Stock, to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock held by such persons. These persons are also required to furnish the Company with copies of all forms they file under this regulation.

     To the Company’s knowledge, based solely on a review of the copies of such reports furnished to the Company and without further inquiry, during the fiscal year ended September 30, 2004, the Company’s directors, officers and beneficial owners of more than 10 percent of Common Stock complied with all applicable Section 16(a) filing requirements.

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Board of Directors has selected KPMG LLP for appointment as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2005, subject to ratification by the stockholders. KPMG LLP served as independent public accountants for the Company for the fiscal year ended September 30, 2004. Representatives of that firm are expected to be present at the Annual Meeting of stockholders to respond to appropriate questions and will have an opportunity to make a statement if they desire to do so.

FEES PAID TO INDEPENDENT REGISTERED ACCOUNTING FIRM

     Audit Fees. The aggregate fees billed for the fiscal years 2003 and 2004 for professional services rendered by the principal independent accountant, KPMG LLP, for the audit of the Company’s annual financial statements and review of the Company’s quarterly reports on Form 10-Q are $46,000 and $66,500, respectively.

     Audit Related Fees. There were no fees billed for each of the last two fiscal years for assurance and related services by the principal independent accountant, KPMG LLP, that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported under the caption “Audit Fees” above.

     Tax Fees. The aggregate fees billed for the fiscal years 2003 and 2004 for professional services rendered by the principal independent accountant, KPMG LLP, for tax compliance, tax advice and tax planning are $13,722 and $8,625, respectively.

     All Other Fees. There were no other fees billed in each of the last two fiscal years for products or services provided by the principal independent accountant, KPMG LLP, other than those reported under the captions “Audit Fees” and “Tax Fees” above.

     The Audit Committee’s policy on pre-approval of audit and audit related fees requires the Chairman of the Audit Committee to sign all engagement letters of the principal independent accountant prior to commencement of any audit or audit related services, all of which was performed in connection with the last two fiscal years of the Company by the principal independent accountants, KPMG LLP, full-time, permanent employees.

STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

     The next Annual Meeting of the Company’s stockholders is scheduled to be held on January 24, 2006. Stockholders may submit proposals appropriate for stockholder action at the next Annual Meeting consistent with the regulations of the Securities and Exchange Commission. If a stockholder desires to have such proposal included in the proxy statement and form of proxy distributed by the Board of Directors with respect to such meeting, the proposal must be received at the Company’s principal executive offices, 508 West Wall, Suite 800, Midland, Texas 79701, Attention: Ms. Christina W. Hagan, Secretary, no later than August 12, 2005.

     In addition, the Company’s Bylaws establish advance notice procedures with regard to certain matters, including shareholder proposals not included in the Company’s proxy statement, to be brought before an Annual Meeting. In general, the Secretary of the Company must receive notice of any such proposal not less than 80 days prior to the date of the Annual Meeting at the address of the Company’s principal executive offices above. Such notice must include the information specified in Article II, Section 14 of the Company’s Bylaws.

OTHER MATTERS

     Management knows of no other business which will be presented at the Annual Meeting other than as explained herein. The Board of Directors of the Company has approved a process for collecting, organizing and delivering all stockholder communications to each of its members. To contact all directors on the Board, all directors on a Board committee or an individual member or members of the Board of Directors, a stockholder may mail a written communication to: Dawson Geophysical Company, Attention: Secretary, 508 West Wall, Suite 800, Midland, Texas 79701. All communications received in the mail will be opened by the Company’s Secretary for the purpose of determining whether the contents represent a message to the Board of Directors. The contents of stockholder communications to the Board of Directors will be promptly relayed to the appropriate members. The Company encourages all members of the Board of Directors to attend the Annual Meeting of stockholders. All except one nominee for election to the Board of Directors in 2004 attended.

     STOCKHOLDERS MAY OBTAIN, WITHOUT CHARGE, A COPY OF THE COMPANY’S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2004, BY WRITING TO THE SECRETARY, DAWSON GEOPHYSICAL COMPANY, 508 WEST WALL, SUITE 800, MIDLAND, TEXAS 79701. A COPY OF THE REPORT ALSO MAY BE OBTAINED FROM THE INTERNET AT www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

Christina W. Hagan, Secretary

EXHIBIT A

DAWSON GEOPHYSICAL COMPANY

AUDIT COMMITTEE CHARTER

Composition

     The Audit Committee shall be composed of at least three directors who are independent of the management of Dawson Geophysical Company (the “Company”) and are fiee of any relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as a committee member and are, or will shortly become, financially literate. In addition, the members of the Audit Committee shall understand financial statements.

Objective of the Audit Committee

     The Audit Committee shall assist the Board of Directors in fulfilling its responsibility to the shareholders, potential shareholders, and the investment community relating to corporate accounting, reporting practices of the Company, and the quality and integrity of the financial reports of the Company.

Specific Responsibilities of the Audit Committee

     In fulfilling its objective, the Audit Committee shall have the responsibility with respect to:

     The Company’s Risks and Control Environment:

     To review management’s overview of the risks, policies, procedures, and controls surrounding the integrity of financial reporting and, particularly, the adequacy of the Company’s controls in areas representing significant financial and business risks;

     To establish, review and update periodically a code of ethical conduct, ensure that management has established a system to enforce the code, and receive updates and briefings from management and others on how compliance with ethical policies and other relevant Company procedures is being achieved;

     To review, with the Company’s counsel, legal matters, including litigation, compliance with securities trading policies, the Foreign Corrupt Practices Act and other laws having a significant impact on the Company’s business or its financial statements; and

     To investigate any matter brought to its attention within the scope of its duties, and retain outside counsel for this purpose if, in its judgment, that is appropriate;

     The Hiring and Firing of and Relationship with the Independent Accountants:

     To participate, on behalf of the Board of Directors, in the process by which the Company selects the independent accountants to audit the Company’s financial statements, evaluate annually the effectiveness and objectivity of such accountants, and recommend the engagement or replacement of independent accountants to the Board of Directors;

     To have an open line of communication with the independent accountants, who shall have ultimate accountability to the Board of Directors and the Audit Committee, as representatives of the shareholders;

To approve the fees and other compensation paid to the independent accountants; and

     To review the independence of the independent accountants prior to engagement, annually discuss with the independent accountants their independence annually based upon the written disclosures and the letter from the independent accountants required by Independent Standards Board Standard No. 1, as modified or supplemented, and discuss with the Board of Directors any relationships that may adversely affect the independence of the independent accountants.

A-1

     The Financial Reporting Process:

     To meet with the independent accountants and the financial management of the Company with respect to major changes to the Company’s auditing and accounting principles;

     To meet with the independent accountants and the financial management of the Company together and separately with the independent accountants (a) prior to the performance by the independent accountants of the audit to discuss the scope of the proposed audit for the current year and the audit procedures to be utilized; and (b) at the conclusion of the audit to discuss (i) the independent accountants’ judgments about the quality, not just the acceptability, of the Company’s accounting principles as applied in its financial reporting, the consistency of application of the Company’s accounting policies and the clarity, consistency, and completeness of the entity’s accounting information contained in the financial statements and related disclosures, (ii) the adequacy and effectiveness of the accounting and financial controls of the Company, including the internal controls to expose any payments, transactions or procedures that might be deemed illegal or otherwise improper, and any recommendations for improvement of such internal control procedures or for new or more detailed controls or procedures of the Company, (iii) any other results of the audit, including any comments or recommendations, and (iv) the view of the independent accountants with respect to the financial, accounting and auditing personnel and the cooperation that the independent accountants received during the course of the audit;

     To review and discuss with the independent accountants and the financial management of the Company the Company’s financial results before they are made public. In general, the Chairman of the Audit Committee may represent the entire committee with respect to the review and discussions about interim financial results; and

     To review other reports submitted by the Company to any governmental body of the public, including any certification, report, opinion or review rendered by the independent accountants;

     Other Responsibilities of the Audit Committee:

     To review and update periodically the charter for the Audit Committee;

     To review, assess and approve or disapprove conflicts of interest and related-party transactions;

     To review accounting and financial human resources and succession planning within the Company;

     To meet at least four times annually, or more frequently, as circumstances dictate;

     To report to the Board of Directors the matters discussed at each committee meeting;

     To assess the performance of the Audit Committee members through a self-assessment process, led by the Chairman of the committee; and

     To keep an open line of communication with the financial and senior management, any internal audit personnel, the independent accountants, and the Board of Directors.

A-2

EXHIBIT B

DAWSON GEOPHYSICAL COMPANY

COMPENSATION COMMITTEE CHARTER

Purpose

     The purpose of the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Dawson Geophysical Company (the “Company”) is (i) to review and approve the compensation of the Company’s “Section 16 Officers” (as hereinafter defined), (ii) to oversee and advise the Board on the adoption of policies that govern the Company’s compensation programs, (iii) to administer the Company’s 2000 Incentive Stock Plan, 2004 Incentive Stock Plan and other equity-based compensation plans, all in accordance with the terms and conditions thereof, and (iv) to produce annual report on executive compensation for inclusion in the Company’s proxy statement, in accordance with the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Committee Membership

     The Committee shall consist of a number of directors fixed from time to time by the Board but not fewer than two. The members of the Committee shall be appointed annually by the Board in its discretion. The Company’s Nominating Committee shall make recommendations to the Board regarding members to serve on the Committee. Committee members may be replaced by the Board between annual appointments in the Board’s discretion. The Committee shall consist solely of “independent directors,” i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the rules of the Nasdaq Stock Market, Inc. In addition, it is expected that each member of the Committee shall be (i) a “non-employee director” within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and (ii) an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).

Committee Structure and Operations

     The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The chairperson shall be responsible for scheduling all meetings of the Committee, determining the agenda for each meeting, presiding over meetings of the Committee and coordinating reporting to the Board. In the absence of the chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

     The Committee shall meet in person or telephonically at such times and with such frequency as it determines to be necessary or appropriate, but no less than two times a year. Members of the Committee are expected to use all reasonable efforts to attend each meeting. The Committee may, to the extent consistent with the maintenance of the confidentiality of compensation discussions, invite members of management, legal counsel, compensation consultants or other advisors to attend meetings of the Committee; however, the Company’s Chief Executive Officer (“CEO”) may not be present during any discussions and deliberations of the Committee regarding the CEO’s compensation. The Committee may take action by the unanimous written consent of its members.

Committee Duties and Responsibilities

     The Committee shall:

1.	Annually review and approve the Company’s general compensation philosophy and oversee the development and implementation of the Company’s compensation programs.

2.	Review and approve corporate goals and objectives relevant to the compensation of the CEO, evaluate the performance of the CEO in light of those goals and objectives, and have the sole authority to determine the CEO’s compensation level based on this evaluation. In determining the long-term incentive component of CEO compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the CEO in past years.

3.	Review and approve the compensation of all other “officers” of the Company (as defined in Rule 16a-1 promulgated under Section 16 of the Exchange Act; herein called “Section 16 Officers”).

4	Make recommendations to the Board with respect to the Company’s incentive compensation plans and equity-based compensation plans, including the 2000 Incentive Stock Plan and 2004 Incentive Stock Plan.

5.	Administer the Company’s 2000 Incentive Stock Plan, 2004 Incentive Stock Plan and any other equity-based compensation plans in accordance with the terms and conditions thereof, discharge any responsibilities imposed on, and exercise all rights and powers granted to, the Committee by any of these plans, and oversee the activities of the individuals and entities responsible for the day-to-day operation and administration of these plans.

6.	Approve issuances under, or any material amendment of, any tax qualified, non-discriminatory employee benefit plan or parallel nonqualified plan pursuant to which a director, officer, employee or consultant will acquire stock or options.

B-1

7.	Approve issuances under, or any material amendment of, any stock option or other similar plan pursuant to which a person not previously an employee or director of the Company, as an inducement material to the individual’s entering into employment with the Company, will acquire stock or options.

8.	Consult with management to oversee regulatory compliance with respect to compensation matters, including overseeing the Company’s policies on structuring compensation programs to preserve tax deductibility, and, as and when required, establishing performance goals and certifying that performance goals have been attained for purposes of Section 162(m) of the Code.

9.	Review and approve any employment agreement to be entered into between the Company and any Section 16 Officer.

10.	To the extent not provided for in any employment agreement approved by the Committee in accordance with the preceding paragraph, review and approve any severance or similar termination payments proposed to be made to any current or former Section 16 Officer.

11.	Prepare and issue the evaluations and reports required under “Committee Reports” below.

12.	Review from time to time when and as it deems appropriate the compensation and benefits of non-employee directors, including compensation pursuant to equity-based plans and approve or recommend to the Board for its action, any changes in such compensation or benefits.

13.	Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the Company’s compensation programs.

Delegation to Subcommittee; Appointment of Secondary Committee

1.	The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee consisting of one or more members. In particular, the Committee may delegate the approval of certain transactions to a subcommittee consisting solely of members of the Committee who are (i) “Non-Employee Directors” for the purposes of Rule 16b-3under the Exchange Act and (ii) “outside directors” for the purposes of Section 162(m) of the Code, as in effect from time to time.

2.	The Board may appoint a Secondary Compensation Committee of the Board (the “Secondary Committee”), which shall be composed of one or more directors of the Company who need not be (i) “Non-Employee Directors” for the purposes of Rule 16b-3 under the Exchange Act or (ii) “outside directors” for the purposes of Section 162(m) of the Code. The Secondary Committee may administer the Company’s equity-based compensation plans with respect to employees and consultants who are not directors or Section 16 Officers of the Company, may grant awards under such plans to such employees and consultants, and may determine all features and conditions of such awards, all in accordance with the applicable plan documents.

     Committee Reports

The Committee shall produce the following reports and provide them to the Board.

1.	An annual report of the Compensation Committee on executive compensation for inclusion in the Company’s annual proxy statement in accordance with applicable SEC rules and regulations.

3.	An annual performance evaluation of the Committee, which evaluation must compare the performance of the Committee with the requirements of this charter. The performance evaluation should also recommend to the Board any improvements to this charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

4.	A summary of the actions taken at each Committee meeting, which shall be presented to the Board at the next Board meeting. The summary to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee.

Resources and Authority of the Committee

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel, compensation consultants or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to any compensation consultants retained to assist in the evaluation of director, CEO or executive officer compensation, this authority shall be vested solely in the Committee.

     As adopted by the Board on December 3, 2004.

B-2

EXHIBIT C

DAWSON GEOPHYSICAL COMPANY

NOMINATING COMMITTEE CHARTER

Purpose

     The purpose of the Nominating Committee (the “Committee”) of the Board of Directors (the “Board”) of Dawson Geophysical Company (the “Company”) is to (i) identify individuals qualified to become Board members; (ii) recommend to the Board a slate of director nominees to be elected by the stockholders at the next annual meeting of stockholders and, when appropriate, director appointees to take office between annual meetings; and (iii) recommend to the Board membership on standing Board committees.

Committee Membership

     The Committee shall consist of a number of directors fixed from time to time by the Board but not fewer than two. The members of the Committee shall be appointed annually by the Board in its discretion. Committee members may be replaced by the Board between annual appointments in the Board’s discretion. The Committee shall consist solely of “independent directors,” i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise “independent” under the rules of the Nasdaq Stock Market, Inc.

Committee Structure and Operations

     The Board shall designate one member of the Committee as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. The chairperson shall be responsible for scheduling all meetings of the Committee, determining the agenda for each meeting, presiding over meetings of the Committee and coordinating reporting to the Board. In the absence of the chairperson, the majority of the members of the Committee present at a meeting shall appoint a member to preside at the meeting.

     The Committee shall meet in person or telephonically at such times and with such frequency as it determines to be necessary or appropriate, but not less than one time per year. Members of the Committee are expected to use all reasonable efforts to attend each meeting. The Committee may invite members of management, legal counsel or other advisors to attend meetings of the Committee. The Committee may take action by the unanimous written consent of its members.

Committee Duties and Responsibilities

     The Committee shall:

1.	Search for, identify, evaluate the qualifications of and recommend to the Board the slate of qualified director nominees to be elected by the stockholders in connection with each annual meeting, and any directors to be elected by the Board to fill vacancies or newly created directorships between annual meetings. As part of its process, the Committee shall consider and evaluate nominees proposed by stockholders.

2.	In assessing the qualifications of prospective nominees to the Board, consider each nominee’s personal and professional integrity, experience, skills, ability and willingness to devote the time and effort necessary to be an effective board member, and commitment to acting in the best interests of the Company and its stockholders.

The Committee also shall give consideration to the Board’s having an appropriate mix of backgrounds and skills, qualifications that the Committee believes must be met by prospective nominees to the Board, qualities or skills that the Committee believes are necessary for one or more of the Company’s directors to possess and standards for the overall structure and composition of the Company’s Board.

3.	Recommend committee assignments for directors to the Board as openings occur on committees of the Board, or as rotations of committee assignments are deemed advisable by the Board upon recommendation from the Committee. The Committee shall recommend committee assignments in accordance with the membership requirements specified in the Charter of each committee, and with due consideration given to each committee’s annual assessment of its composition performance and effectiveness and the desires and skills of individual directors.

4.	Develop and make recommendations to the Board for approval standards and processes for determining the independence of Board members that meet the rules and requirements of the Nasdaq Stock Market, Inc. and applicable laws and regulations. In addition, in accordance with such processes and using such standards, the Committee shall conduct a preliminary review of the independence of each Board member and provide its findings and make recommendations to the full Board regarding the independence of each Board member.

C-1

5.	Report regularly to the Board and recommend to the Board any improvements to this Charter deemed necessary or desirable by the Committee.

6.	Fulfill such other duties and responsibilities as are consistent with the purposes of the Committee enumerated in this Charter or as shall be delegated to it by the Board from time to time.

Delegation to Subcommittee

     The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee consisting of one or more members.

Committee Reports

     The Committee shall produce a summary of the actions taken at each Committee meeting, which shall be presented to the Board at the next succeeding Board meeting. The summary to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee.

Resources and Authority of the Committee

     The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.

     As adopted by the Board on December 3, 2004.

C-2

PROXY

PLEASE SIGN

AND RETURN

PROMPTLY.

ANNUAL MEETING
January 25, 2005
10:00 A.M.
Petroleum Club of Midland
501 West Wall, Midland, TX 79701

THIS PROXY IS SOLICITED BY
THE BOARD OF DIRECTORS
OF THE COMPANY
Please return this proxy card
which requires no postage if mailed
in the U.S.A.

GEOPHYSICAL COMPANY

The undersigned stockholder of Dawson Geophysical Company hereby appoints L. Decker Dawson, Tim C. Thompson, and Paul H. Brown or any one or more of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to vote all the shares of Common Stock which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held January 25, 2005, and at any adjournment or adjournments thereof, with all the powers the undersigned would possess if personally present and voting thereat, (A) as instructed below with respect to the following matters and (B) in their discretion upon other matters which properly come before the meeting. UNLESS A CONTRARY INSTRUCTION IS SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR ALL ITEMS.

1.	Election of Directors:

☐	FOR all nominees listed below (except as marked to the contrary below)

☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Paul H. Brown, L. Decker Dawson, Gary M. Hoover, Stephen C. Jumper and Tim C. Thompson.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name in the space provided):

2.	Proposal to ratify the selection of KPMG LLP as independent public accountants of the Company for the fiscal year ended September 30, 2005.

☐	For ☐ Against

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company dated December 3, 2004.

Please date and sign exactly as name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by duly authorized officer. Executors, administrators, trustees, etc., should give full title as such.

Dated

(Signature of Stockholder)

FROM

BUSINESS REPLY MAIL
FIRST CLASS MAIL PERMIT NO. 80 MIDLAND, TEXAS

POSTAGE WILL BE PAID BY ADDRESSEE

DAWSON GEOPHYSICAL CO.
508 WEST WALL, SUITE 800
MIDLAND TX 79701-9976

NO POSTAGE
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IN THE
UNITED STATES